SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): October 16, 1997


                                  ALPACA, INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                     Nevada
           ------------------------------------------------------------
          (State or other jurisdiction of Incorporation or organization


      33-55254-20                                      87-0438452
------------------------                   -----------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)

422 Flint Street, Reno, Nevada                                         89501
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(Address of principal executive offices)                             (Zip Code)

                                 (702) 825-4342
               -------------------------------------------------
              (Registrant's telephone number, including area code)

        3098 South Highland Drive, Suite 460, Salt Lake City, Utah 84106
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant.

     On October 23, 1997, in conjunction with acquisition by the Registrant of the joint venture rights of Montreux Group, Inc., a Nevada Corporation ("Montreux Group") and Montreux Investment Circle L.L.C., a Nevada Limited Liability Company ("Montreux Investment"), as set forth below, the Registrant issued 5,700,000 shares of the Registrant's common stock which effectively resulted in a change of control of the Registrant to the shareholders and members of Montreux Group, Inc. and Montreux Investment Circle, L.L.C., respectively.

Item 2.   Acquisition or Disposition of Assets.

     On October 16, 1997, the Registrant executed a definitive Acquisition Agreement (the "Acquisition Agreement") with Montreux Group, Inc., a Nevada Corporation ("Montreux Group") and Montreux Investment Circle L.L.C., a Nevada Limited Liability Company ("Montreux Investment"), under which the Registrant acquired all their right, title and interest in and under that certain Joint Venture Agreement as amended April 20, 1996, between Montreux Group and Montreux Investment. Under the terms of the joint venture agreement, the parties have undertaken the development of MetaResorts located on the property known as Coccoloba, Anguilla, Bristish West Indies and Tortuga del Sol, Cabo San Lucas, Mexico. Montreux is also involved in the MetaCenter business and providing medical information across the Internet.

     Pursuant to the Acquisition Agreement the Registrant acquired the rights of Montreux Group and Montreux Investments in exchange for 5,700,000 shares of the Registrant's common stock.

     The acquisition was been approved by the respective boards of directors of the Registrant, Montreux Group and Montreux Investment and was completed and closed on October 23, 1997.

Item 7.   Financial Statements, Pro Forma Financial Statements And Exhibits

          (b)  Pro Forma Financial Information

     The Pro Forma Consolidated Financial Statements taking into account the acquisition of the rights under the above referenced joint venture are not being filed with this Report but shall be filed pursuant to an amendment to this Report within sixty (60) days.

          (c)  Exhibits.

     1 Acquisition Agreement between the Registrant, Montreux Group, Inc., and Montreux Investment Circle L.L.C. dated October 16, 1997.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                             Alpaca, Inc.
                                             (Registrant)


Date: October 23, 1997                       /S/  Dr. Graham Simpson
                                             -----------------------------
                                             By: Dr. Graham Simpson
                                             Its:  President



Date: October 23, 1997                       /S/  Dr. Dell Marting
                                             -----------------------------
                                             By: Dr. Dell Marting
                                             Its: Chief Financial Officer



Date: October 23, 1997                       /S/  Dr. Dell Marting
                                             ------------------------------
                                             By: Dr. Dell Marting
                                             Its: Chief Financial Officer

                              ACQUISITION AGREEMENT

                                     BETWEEN

                                  ALPACA, INC.

                                       AND

                            THE MONTREUX GROUP, INC.
                              A Nevada Corporation

                                       AND

                       MONTREUX INVESTMENT CIRCLE, L.L.C.
                       A Nevada Limited Liability Company

1    ACQUISITION OF JOINT VENTURE AND DELIVERY OF SECURITIES ............. 1
     1.1  Assignment of Joint Venture Interest and Delivery of Shares .... 1
     1.2  Exemption from Registration .................................... 2
     1.3  Non-taxable Transaction ........................................ 2

2    REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS .................. 2
     2.1  Organization of MONTREUX GROUP ................................. 2
     2.2  Organization of MONTREUX Investment ............................ 2
     2.3  Subsidiaries ................................................... 2
     2.4  Directors, Officers and Managers ............................... 2
     2.5  Financial Statements ........................................... 2
     2.6  Absence of Changes ............................................. 3
     2.7  Absence of Undisclosed Liabilities ............................. 3
     2.8  Tax Returns .................................................... 3
     2.9  Patents, Trade Names and Rights................................. 3
     2.10 Compliance with Laws ........................................... 3
     2.11 Litigation ..................................................... 3
     2.12 Authority ...................................................... 4
     2.13 Ability to Carry Out Obligations ............................... 4
     2.14 Full Disclosure ................................................ 4
     2.15 Assets ......................................................... 4
     2.16 Material Contracts ............................................. 4

3.   REPRESENTATIONS AND WARRANTIES OF ALPACA ............................ 4
     3.1  Organization ................................................... 4
     3.2  Capital Stock .................................................. 5
     3.3  Subsidiaries ................................................... 5
     3.4  Directors and Officers ......................................... 5
     3.5  Patents, Trade Names and Rights ................................ 5
     3.6  Compliance with Laws ........................................... 5
     3.7  Litigation ..................................................... 5
     3.8  Authority ...................................................... 5
     3.9  Ability to Carry Out Obligations ............................... 6
     3.10 Full Disclosure ................................................ 6
     3.11 Assets ......................................................... 6
     3.12 Filings with the SEC ........................................... 6

4    COVENANTS ........................................................... 6
     4.1  Investigative Rights ........................................... 6
     4.2  Conduct of Business ............................................ 6

                                      (i)

5    CLOSING ............................................................. 7
     5.1  Closing ........................................................ 7
     5.2  Deliveries at Closing .......................................... 7
          5.2.1     MONTREUX Deliveries at Closing ....................... 7
          5.2.2     ALPACA Deliveries at Closing ......................... 7

6    CONDITIONS TO OBLIGATIONS TO CLOSE .................................. 8
     6.1  Conditions to Obligations of MONTREUX to Close ................. 8
     6.2  Conditions to Obligations of ALPACA ............................ 8

7    INDEMNIFICATION ..................................................... 8
     7.1  Indemnification by MONTREUX .................................... 8
     7.2  Indemnification by ALPACA ...................................... 8
     7.3  Notice and Opportunity to Defend ............................... 8

8    MISCELLANEOUS ....................................................... 9
     8.1  Costs .......................................................... 9
     8.2  Additional Documentation........................................ 10
     8.3  Captions and Headings .......................................... 10
     8.4  No Oral Change ................................................. 10
     8.5  Non-Waiver ..................................................... 10
     8.6  Time of Essence ................................................ 10
     8.7  Choice of Law .................................................. 10
     8.8  Counterparts and/or Facsimile Signature ........................ 10
     8.9  Notices ........................................................ 10
     8.10 Binding Effect ................................................. 11
     8.11 Mutual Cooperation ............................................. 11
     8.12 Brokers ........................................................ 11
     8.13 Survival of Representations and Warranties...................... 11
     8.14 Facsimile Signature ............................................ 11

EXHIBIT 1.2    INVESTMENT LETTER
EXHIBIT 2.3    SUBSIDIARIES AND INTEREST OF MONTREUX
EXHIBIT 2.4    OFFICERS, DIRECTORS and MANAGERS F MONTREUX
EXHIBIT 2.5    FINANCIAL STATEMENTS
EXHIBIT 2.16   MATERIAL CONTRACTS
EXHIBIT 3.4    OFFICERS AND DIRECTORS OF ALPACA
EXHIBIT 8.12   BROKERS

                                      (ii)

                              ACQUISITION AGREEMENT

     THIS ACQUISITION AGREEMENT (the "Agreement") made this 14th day of October, 1997, by and between ALPACA, INC., A Nevada Corporation ("ALPACA") and THE MONTREUX GROUP, INC., A Nevada Corporation ("MONTREUX GROUP") and MONTREUX INVESTMENT CIRCLE, L.L.C., a Nevada Limited Liability Company ("MONTREUX INVESTMENT"), hereinafter collectively referred to as ("MONTREUX").

                                    RECITALS

     A. WHEREAS, MONTREUX GROUP and MONTREUX INVESTMENT are equal joint venture partners under that certain Joint Venture Agreement as amended April 20, 1996 under which the parties have undertaken the development of MetaResorts located on the property known as Coccoloba, Anguilla, Bristish West Indies and Tortuga del Sol, Cabo San Lucas, Mexico. Montreux is also involved in the MetaCenter business and providing medical information across the Internet; and

     B. WHEREAS, ALPACA, a public company, desires to acquire said joint the joint venture interest of both parties in exchange for 5,700,000 shares of its Common Stock $.001 Par Value per share; and

     C. WHEREAS, MONTREUX desire to exchange all of their respective interest in the above referenced joint venture for 5,700,000 shares of the common stock of ALPACA, all as more fully set forth herein below; and

     D. WHEREAS, the Board of Directors of ALPACA has authorized its proper corporate officers to effect the transactions contemplated herein.

                                    AGREEMENT

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to the following terms and conditions:

1    ACQUISITION OF JOINT VENTURE INTEREST AND DELIVERY SECURITIES

     1.1 Assignment of Joint Venture Interest and Delivery of Shares. Subject to all the terms and conditions of this Agreement, ALPACA will deliver to MONTREUX, as they shall designate, 5,700,000 shares of previously authorized but unissued unregistered shares of ALPACA's $0.001 par value common stock ("ALPACA Shares"), in exchange for an Assignment executed by MONTREUX GROUP and MONTREUX INVESTMENT of all their right, title and interest in and under that certain Joint Venture Agreement as amended April 20, 1996, between MONTREUX GROUP and MONTREUX INVESTMENT.

     1.2 Exemption from Registration. The parties hereto intend that the ALPACA Shares to be issued shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act and the rules and regulations promulgated thereunder and exempt from the registration requirements of the applicable states. In furtherance thereof, Shareholders will execute and deliver to ALPACA on the closing date, investment letters suitable to ALPACA counsel, in form substantially as per Exhibit 1.2 attached hereto.

     1.3 Non-taxable Transaction. The parties intend to effect this transaction as a non-taxable reorganization pursuant to Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

2    REPRESENTATIONS AND WARRANTIES OF THE MONTREUX

     MONTREUX GROUP and MONTREUX INVESTMENT hereby represent and warrant to ALPACA that:

     2.1 Organization of MONTREUX GROUP. MONTREUX GROUP is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

     2.2 Organization of MONTREUX Investment. MONTREUX INVESTMENT is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Nevada, has all necessary powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

     2.3 Subsidiaries. Except as set forth on Exhibit 2.3 attached hereto and the above mention Joint Venture Agreement, neither MONTREUX GROUP or MONTREUX INVESTMENT has any subsidiaries or own any interest in any other enterprise.

     2.4 Directors, Officers and Managers. Exhibit 2.4 hereto contains the names and titles of all directors, officers and managers of MONTREUX GROUP or MONTREUX INVESTMENT as of the date of this Agreement.

     2.5 Financial Statements. Exhibit 2.5 hereto consists of the combined financial statements of MONTREUX GROUP and MONTREUX INVESTMENT as of August 31, 1997, which have been prepared and reviewed by management, and have not been certified or audited by Independent Public Accountants. The financial statements have been prepared in accordance with generally accepted accounting principles on an accrual basis and practices consistently followed by the parties throughout the periods indicated, and fairly present the financial position of these entities as of the dates of the balance sheets included in the financial statements and the results of operations for the periods indicated.

     2.6 Absence of Changes. Since the date of the above referenced financial statements included in Exhibit 2.5, there has not been any change in the financial condition or operations of either MONTREUX GROUP or MONTREUX INVESTMENT, except for changes in the ordinary course of business, which changes have not, in the aggregate, been materially adverse.

     2.7 Absence of Undisclosed Liabilities. As of the date of MONTREUX GROUP or MONTREUX INVESTMENT most recent balance sheet included in Exhibit 2.5, the parties did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in such balance sheet.

     2.8 Tax Returns. Within the times and in the manner prescribed by law, MONTREUX GROUP or MONTREUX INVESTMENT has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable. The provisions for taxes, if any reflected in the Exhibits are adequate for the periods indicated. There are no present disputes as to taxes of any nature payable by MONTREUX GROUP or MONTREUX INVESTMENT.

     2.9 Patents, Trade Names and Rights. MONTREUX GROUP and MONTREUX INVESTMENT owns and holds all necessary patents, franchise rights, trademarks, service marks, trade names, inventions, processes, know-how, trade secrets, copyrights, licenses and other rights necessary to its business as now conducted or proposed to be conducted. MONTREUX GROUP and MONTREUX INVESTMENT are not infringing upon or otherwise acting adversely to the right or claimed right of any person with respect to any of the foregoing.

     2.10 Compliance with Laws. MONTREUX GROUP and MONTREUX INVESTMENT has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations (including, without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its business.

     2.11  Litigation.   Neither  MONTREUX  GROUP  or  MONTREUX  INVESTMENT  are
defendants to any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of the Shareholders, threatened against or affecting MONTREUX GROUP or MONTREUX INVESTMENT or their business, assets or financial condition. Neither MONTREUX GROUP or MONTREUX INVESTMENT are in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to them. Neither MONTREUX GROUP or MONTREUX INVESTMENT are engaged in any material lawsuits to recover monies due it.

     2.12 Authority. The Board of Directors and Managers of MONTREUX GROUP and MONTREUX INVESTMENT, respectively, have authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and MONTREUX GROUP and MONTREUX INVESTMENT have full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of MONTREUX GROUP and MONTREUX INVESTMENT and is enforceable in accordance with its terms and conditions.

     2.13 Ability to Carry Out Obligations. The execution and delivery of this Agreement by MONTREUX GROUP and MONTREUX INVESTMENT, and the performance by said parties of their obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw, or other agreement or instrument to which MONTREUX GROUP or MONTREUX INVESTMENT is a party, or by which it may be bound, nor will any consents or authorizations of any party to the performance of their obligations hereunder be required; (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of MONTREUX GROUP or MONTREUX INVESTMENT; or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of MONTREUX GROUP or MONTREUX INVESTMENT.

     2.14 Full Disclosure. None of the representations and warranties made by MONTREUX GROUP or MONTREUX INVESTMENT herein or in any exhibit, certificate or memorandum furnished or to be furnished by, or on their behalf, contain or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

     2.15 Assets.

     2.15.1. MONTREUX GROUP and MONTREUX INVESTMENT have good and marketable title to all of its property, free and clear of all liens, claims and encumbrances, except as otherwise indicated on Exhibit 2.5.

     2.16 Material Contracts. Material contracts of MONTREUX GROUP and MONTREUX INVESTMENT are set forth in Exhibit 2.16.

3    REPRESENTATIONS AND WARRANTIES OF ALPACA

     ALPACA represents and warrants to MONTREUX GROUP and MONTREUX INVESTMENT that:

     3.1 Organization. ALPACA is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification. ALPACA is a publicly traded company whose common stock is traded on the NASDAQ OTC Bulletin Board under the Symbol "ALPI".

     3.2 Capital Stock. The authorized ALPACA stock of ALPACA consists of 100,000,000 shares of common stock, par value $0.001 of which 1,000,000 common stock are issued and outstanding. All of the issued and outstanding shares are duly and validly issued, fully paid and nonassessable. There are no outstanding subscriptions, options, rights, debentures, instruments, convertible securities or other agreements, commitments or obligation of ALPACA to issue or to transfer from treasury any additional shares of its Capital stock of any class, other than those to be issued to MONTREUX hereunder.

     3.3 Subsidiaries. ALPACA does not have any subsidiaries or own any interest in any enterprise.

     3.4 Directors and Officers. The names and titles of all directors and officers of ALPACA are as of the date of this Agreement are set forth on Exhibit
3.4 attached hereto.

     3.5 Patents, Trade Names and Rights. To the best of its knowledge ALPACA owns and holds all necessary patents, franchise rights, trademarks, service marks, trade names, inventions, processes, know-how, trade secrets, copyrights, licenses and other rights necessary to its business as now conducted or proposed to be conducted. ALPACA is not infringing upon or otherwise acting adversely to the right or claimed right of any person with respect to any of the foregoing.

     3.6 Compliance with Laws. ALPACA has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations (including, without limitation, any applicable building, zoning or other law, ordinance or regulation and all federal and state securities laws (including, without limitation, the Securities Act of 1933 and the Securities Exchange Act of 1934) and all material respects NASDAQ rules) affecting its properties or the operation of its business.

     3.7 Litigation. ALPACA is not a party to any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of ALPACA threatened against or affecting ALPACA or its business, assets or financial condition except for suits as described in its 1934 Act filings. ALPACA is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it.

     3.8 Authority. The Board of Directors of ALPACA has authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and ALPACA has full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of ALPACA enforceable in accordance with its terms.

     3.9 Ability to Carry Out Obligations. The execution and delivery of this Agreement by ALPACA and the performance by the obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in
(a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw, or other agreement or instrument to which ALPACA is a party, or by which it may be bound, nor will any consents or authorizations of any party to ALPACA'S performance of its obligation hereunder; (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of ALPACA; or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of ALPACA.

     3.10 Full Disclosure. None of the representations and warranties made by ALPACA herein or in any exhibit, certificate or memorandum furnished or to be furnished by ALPACA or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

     3.11 Assets. ALPACA has good and marketable title to all of its property, free and clear of all liens, claims and encumbrances, except as otherwise indicated in its 1934 Act filings.

     3.12 Filings with the SEC. ALPACA has made all filings with the SEC that it has been required to make under the Securities Act and the Securities Exchange Act of 1934 (the AExchange Act@) (collectively, the APublic Reports@). Each of the Public Reports has complied with the Securities Act and the Exchange Act in all material respects. None of the Public Reports, as of their respective dates, contained no untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, false or misleading. ALPACA has delivered to MONTREUX a correct and complete copy of each Public Report (together with all claims and schedules thereto and as amended to date).

4    COVENANTS RELATING TO THE PERIOD PRIOR TO CLOSING

     4.1 Investigative Rights. From the date of this Agreement until the Closing Date, each party shall provide to the other party, and such other party's counsel, accountants, auditors and other authorized representatives, full access during normal business hours and upon reasonable advance written notice to all of each party's properties, books, contracts, commitments and records for the purpose of examining the same. Each party shall furnish the other party with all information concerning each party's affairs as the other party may reasonably request.

     4.2 Conduct of Business. prior to Closing, MONTREUX GROUP and MONTREUX INVESTMENT represent that MONTREUX GROUP and MONTREUX INVESTMENT shall conduct their businesses in the normal course. MONTREUX GROUP and MONTREUX INVESTMENT shall not amend its Articles of Incorporation, Articles of Organization, Bylaws or Operating Agreement (except as may be described in this Agreement), declare dividends, redeem or sell stock or other securities, incur additional or newly-funded liabilities, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount, pay more on any liability than its stated amount, or enter into any other transaction without the prior approval of ALPACA, not to be unreasonably withheld.

5    CLOSING

     5.1 Closing. The closing of this transaction shall be held at the offices of Wenthur & Chachas, Attorneys at Law, located at 4180 la Jolla Village drive, Suite 500, La Jolla, California 92037, acting as escrow for said transaction, prior to or on October 21, 1997, or at such other place and time as is mutually agreeable to the parties, or by FAX and Federal Express.

     5.2 Deliveries at Closing.

     5.2.1. MONTREUX GROUP and MONTREUX INVESTMENT Deliveries at Closing. At the Closing, MONTREUX GROUP and MONTREUX INVESTMENT shall deliver the following items:

     5.2.1.1 Assignments executed by both MONTREUX GROUP and MONTREUX INVESTMENT in favor of ALPACA under which MONTREUX GROUP and MONTREUX INVESTMENT assign and transfer all their right, title and interest in and under that certain Joint Venture Agreement as amended April 20, 1996, between MONTREUX GROUP and MONTREUX INVESTMENT to ALPACA.

     5.2.1.2 The investment letters in the form of Exhibit 1.2 hereof, duly executed;

     5.2.2. ALPACA Deliveries at Closing. At the Closing, ALPACA shall deliver the following items:

     5.2.2.1 Certificates representing 5,700,000 ALPACA Shares, duly issued to the MONTREUX GROUP and MONTREUX INVESTMENT, as they shall designate prior to Closing.

     5.2.2.2 Resignations of ALPACA Officers and Directors and a resolution appointing Officers and Directors as designated by MONTREUX GROUP and MONTREUX INVESTMENT.

6        CONDITIONS TO OBLIGATIONS TO CLOSE

     6.1 Conditions to Obligations of MONTREUX to Close. The obligations of the MONTREUX to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of the conditions that the representations and warranties of ALPACA shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing date, that ALPACA shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

     6.2 Conditions to Obligations of ALPACA to Close. The obligations of ALPACA to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of the conditions that the representations and warranties of MONTREUX GROUP and MONTREUX INVESTMENT shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, that the MONTREUX GROUP and MONTREUX INVESTMENT shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

7    INDEMNIFICATION

     7.1 Indemnification by Montreux. MONTREUX GROUP and MONTREUX INVESTMENT agree to indemnify, defend and hold the ALPACA and its officers and directors, harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees that it shall incur or suffer, which arise out of, result or relate to any breach of, or failure by MONTREUX GROUP or MONTREUX INVESTMENT to perform any of its material representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by MONTREUX GROUP or MONTREUX INVESTMENT under this Agreement.

     7.2 Indemnification by ALPACA. ALPACA agrees to indemnify, defend and hold MONTREUX GROUP and MONTREUX INVESTMENT harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees, that it shall incur or suffer, which arise out of, result or relate to any breach of, or failure by ALPACA to perform any of its material representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by ALPACA under this Agreement.

     7.3 Notice and Opportunity to Defend. If there occurs an event which any Party asserts is an indemnifiable event, the Party seeking indemnification shall notify the Party obligated to provide indemnification (the AIndemnifying Party@) promptly. If such event involves (i) any claim or (ii) the commencement of any action or proceeding by a third person, the Party seeking indemnification will give such Indemnifying Party written notice of such claim or the commencement of such action or proceeding. Such notice shall be a condition precedent to any liability of the Indemnifying Party hereunder. Such Indemnifying Party shall have a period of thirty (30) days within which to respond thereto. If such Indemnifying Party does not respond within such thirty (30) days period, such Indemnifying Party shall be obligated to compromise or defend, at its own expense and by counsel chosen by the Indemnifying Party shall provide reasonably satisfactory to the Party seeking indemnity, such matter and the Indemnifying Party shall provide the Party seeking indemnification with such assurances as may be reasonably required by the latter to assure that the Indemnifying Party will assume, and be responsible for, the entire liability issue. If such Indemnifying Party does not respond within such thirty (30) day period and rejects responsibility for such matter in whole or in part, the Party seeking indemnification shall be free to pursue, without prejudice to any of its rights hereunder, such remedies as may be available to such Party under applicable law. The Party seeking indemnification agrees to cooperate fully with the Indemnifying Party and its counsel in the defense against any such asserted liability. In any event, the Party seeking indemnification shall have the right to participate at its own expense in the defense of such asserted liability. Any compromise of such asserted liability by the Indemnifying Party shall require the prior written consent of the Party seeking indemnification. If, however, the Party seeking indemnification refuses its consent to a bona fide offer of settlement which the Indemnifying Party wishes to accept, the Party seeking indemnification may continue to pursue such matter, free of any participation by the Indemnifying Party, at the sole expense of the Party seeking indemnification. In such event, the obligation of the Indemnifying Party to the Party seeking indemnification shall be equal to the lesser of (i) the amount of the offer of settlement which the Party seeking indemnification refused to accept plus the costs and expenses of such Party prior to the date the Indemnifying Party notifies the Party seeking indemnification of the offer of settlement and (ii) the actual out-of-pocket amount the Party seeking indemnification is obligated to pay as a result of such Party=s continuing to pursue such an offer. An Indemnifying Party shall be entitled to recover from the Party seeking indemnification any additional expenses incurred by such Indemnifying Party as a result of the decision of the Party seeking indemnification to pursue such matter.

8    MISCELLANEOUS

     8.1 Costs. Each party shall bear its own costs associated with this Agreement, the closing of this Agreement, and all ancillary or related measures, including without limitation, costs of attorneys fees, accountants fees, filing fees, or other costs or expenses, without right or recourse from the other.

     8.2 Additional Documentation. The parties acknowledge that further agreements and documents, in addition to the Exhibits appended hereto, may be required in order to effect the transactions contemplated hereunder. Each party agrees to provide and execute such other and further agreements or documentation as, in the opinions of respective counsel, are reasonably necessary to effect the transactions contemplated hereunder and to maintain regulatory and legal compliance.

     8.3 Captions and Headings. The article and paragraph headings throughout this Agreement are for convenience and reference only and shall not define, limit or add to the meaning of any provision of this Agreement.

     8.4 No Oral Change. This Agreement and any provision hereof may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.

     8.5 Non-Waiver. The failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions. No waiver by any party of one breach by another party shall be construed as a waiver with respect to any subsequent breach.

     8.6 Time of Essence. Time is of the essence of this Agreement and of each and every provision.

     8.7 Choice of Law. This Agreement and its application shall be governed by the laws of the State of Nevada.

     8.8 Counterparts and/or Facsimile Signature. This Agreement may be executed in any number of counterparts, including counterparts transmitted by telecopier or FAX, any one of which shall constitute an original of this Agreement. When counterparts of facsimile copies have been executed by all parties, they shall have the same effect as if the signatures to each counterpart or copy were upon the same document and copies of such documents shall be deemed valid as originals. The parties agree that all such signatures may be transferred to a single document upon the request of any party.

     8.9 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

         If to ALPACA addressed to:
         --------------------------
         Ms. Krista Nielson, President
         Alpaca Inc.
         3098 South Highland Drive
         Suite 460
         Salt lake City, Utah 84106

         If to MONTREUX GROUP or MONTREUX INVESTMENT, addressed to:
         -----------------------------------------------------------
         The MONTREUX GROUP, INC.
         MONTREUX INVESTMENT CIRCLE L.L.C.
         c/o Dr. Graham Simpson
         422 Flint Street
         Reno, Nevada 89501

         If to Escrow Holder, addressed to:
         ----------------------------------
         George G. Chachas, Esq.
         Wenthur & Chachas
         4180 La Jolla Village Drive
         Suite 500
         La Jolla, CA 92037

     8.10 Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

     8.11 Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

     8.12 Brokers. The parties hereto represent that no other broker has brought about this Agreement, and no other finder's fee has been paid or is payable by either party, except for the broker whose name is set forth on Exhibit 8.12, and whose fee shall be paid by the Shareholders. Each party hereto shall indemnify and hold the other harmless against any and all claims, losses, liabilities or expenses which may be asserted against it as a result of its dealings, arrangements or agreements with any other broker.

     8.13 Survival of Representations and Warranties. The representations, warranties, covenants and agreements of the parties set forth in this Agreement or in any instrument, certificate, opinion or other writing provided for herein shall survive the Closing.

     8.14 Facsimile Signatures. It is expressly agreed that the parties may execute this agreement via facsimile signature and such facsimile signature pages shall be treated as originals for all purposes.

AGREED AND ACCEPTED as of the date first above written.

                                             ALPACA INC.
                                             A Nevada Corporation



Date: October 16, 1997                       /S/  Krista Nielson
                                             -----------------------------
                                             By: Krista Nielson
                                             Its: President



                                             THE MONTREUX GROUP INC.
                                             A Nevada Corporation



Date: October 16, 1997                       /S/  Dr. Graham Simpson
                                             -----------------------------
                                             By: Dr. Graham Simpson
                                             Its: President




                                             MONTREUX INVESTMENT CIRCLE L.L.C.
                                             A Nevada Corporation

Date: October 16, 1997                       /S/  Dr. Thomas Tezlaff
                                             -----------------------------
                                             By: Dr. Thomas Tezlaff
                                             Its: Manager

                                   EXHIBIT 1.2

                                INVESTMENT LETTER

ALPACA INC.
3098 South Highland Drive
Suite 460
Salt lake City, Utah 84106


     Re: INVESTMENT LETTER

Gentlemen:

     The undersigned having acquired by pursuant to the terms of that certain Acquisition Agreement dated October 16, 1997, _________________ restricted shares of common stock of ALPACA, INC., a Nevada Corporation (the "Company"), par value $.001 per share (the ASecurities@), hereby represents to the Company that:

     1. The Securities which are being acquired by the undersigned are being acquired for the undersigned's own account and for investment and not with a view to the public resale or distribution thereof.

     2. The undersigned will not sell, transfer or otherwise dispose of the Securities unless, in the opinion of the Company's counsel, such disposition conforms with applicable securities laws requirements.

     3. The undersigned is aware that the Securities are "restricted securities" as that term is defined in Rule 144 (the "Rule") promulgated under the Securities Act of 1933, as amended (the AAct@).

     The undersigned acknowledges that the undersigned has had an opportunity to ask questions of and receive answers from duly designated representatives of the Company concerning the finances of the Company and the proposed business plan of the Company.

     The undersigned acknowledges and understands that the Securities are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

ALPACA, INC.                                                            Page 2
Investment Letter
-------------------------------------------------------------------------------

     The undersigned further acknowledges that the undersigned is fully aware of the applicable limitations on the resale of the Securities. These restrictions for the most part are set forth in Rule 144 (the ARule@). The Rule permits sales of "restricted securities" upon compliance with the requirements of such Rule. If and when the Rule is available to the undersigned, the undersigned may make only sales of the Securities in accordance with the terms and conditions of the rule (which may limit the amount of Securities that may be sold).

     By reason of the undersigned's knowledge and experience in financial and business matters in general, and INVESTMENT in particular, the undersigned is capable of evaluating the merits and risks of an investment by the undersigned in the Securities.

     The undersigned is capable of bearing the economic risks of an investment in the Securities. The undersigned fully understands the speculative nature of the Securities and the possibility of loss.

     The undersigned's present financial condition is such that the undersigned is under no present or contemplated future need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking, need, or indebtedness.

     Any and all certificates representing the Securities, and any and all securities issued in replacement thereof or in exchange therefor, shall bear a restrictive legend.

     The undersigned further agrees that the Company shall have the right to issue stop-transfer instructions to its transfer agent until such time as sale is permitted under Security Laws and acknowledges that the Company has informed the undersigned of its intention to issue such instructions.

                                            Very truly yours,

                                            -----------------------------------
                                            Undersigned

                                            Date:

                                            -----------------------------------
                                            Address
                                            -----------------------------------

                                            -----------------------------------
                                            Social Security Number

                                   EXHIBIT 2.3

                      SUBSIDIARIES AND INTEREST OF MONTREUX

(1) Intregal Health Network(R)

(2) Longevity MetaCenters(R) and related programs

(3) Wellness.com(R)

                                   EXHIBIT 2.4

                    OFFICERS, DIRECTORS, MANAGERS and MEMBERS

Montreux Group Inc., a Nevada Corporation
-----------------------------------------
President:        ..................    Graham Simpson M.D.
Vice President:   ..................    Donald McGee M.D.
Secretary:        ..................    Donald McGee M.D.
Chief Financial Officers: ..........    Dell Marting

Directors:        ..................    Graham Simpson M.D.
                  ..................    Donald McGee M.D.

Montreux  Investment Circle L.L.C., a Nevada Limited Liability Company
----------------------------------------------------------------------
Managers:         ..................    Peter Boss M.D.
                  ..................    Jeff Lipschitz M.D.
                  ..................    Victor Knutzen M.D.
                  ..................    Tom Tetzlaff M.D.

                                   EXHIBIT 2.5

                                   (Unaudited)
                              FINANCIAL STATEMENTS
                              AS OF AUGUST 31, 1997

                              Montreux Group, Inc.
                                      and
                        Montreux Investment Circle L.L.C.
                             Combined Balance Sheet
                                 August 31, 1997


                                                  August 31,
                                                     1997
                                                  ------------
                                                 (Unaudited)
Assets
Current Assets
Cash                                              $    24,661

Accounts Receivable                               $    99,913
Notes receivable                                  $   154,973
     Total Current Assets                         $   279,547

Property Plant & Equipment
     Land and Building                            $ 9,289,117
     Furniture and Fixtures                       $   113,532
                Total                             $ 9,402,649

Investment in IHI                                 $   373,727

Shareholders loan and other asset                 $    36,140
                                                  $10,092,063

Liabilities and Shareholder's Equity
Current Liabilities
     Accounts Payable and Accruals                $    54,828
     Current Portion of Notes Payable             $ 1,500,000
                Total Current Liabilities         $ 1,554,828

Long Term Debt
     ScotiaBank Ist Mortgage                      $ 3,100,000
     National Bank of Anguilla                    $   340,000
     Pioneer Bank                                 $   450,000
     Alien landholding License                    $   350,000
     Bank of America                              $    50,000
                                                  -----------
                                                  $ 4,290,000

Deferred Credit                                   $   511,000

Shareholders' Equity                              $ 3,736,235
                                                  -----------
                                                  $10,092,063

                              Integral Health, Inc.
                   Notes to Schedule of Assets and Liabilities

1.   The Business

     Integral Health, Inc. is a development stage company engaged in the creation of a wellness and longevity-oriented, health care business focused on four elements.

     a) Longevity MetaCenters - longevity centers dedicated to the science of anti-aging medicine where individual programs to extend life will be provided.

     b) Health Guides International - a professional group of nurses across the country leading the new health model with a focus on wellness and longevity.

     c) Wellness.Com - a personal computer based comprehensive health monitoring and analytic software system available to consumers, employers, insurers and others.

     d) MetaResorts - selling memberships and guests in resort locations in natural environments. The resorts are focused on health restoration and longevity services, recreation, lifelong learning and sale of products.

2.   Real Estate, Anguilla

     a) In 1996, The Company acquired the Coccoloba Hotel on the island of Anguilla for $6.8 million in cash and notes. Additionally, the Company made extensive repairs, renovations and equipment purchases. The property was appraised at $14 million and was operated by the Company from December 1996 until May 1997 when the Company entered into a lease arrangement with Valtur, an Italian resort Operator. Since then 59 more rooms have been built and the value is now in excess of $16 million.

     b) The Valtur lease is for a ten-year period commencing June 1, 1997 until May 31, 2007 and also provides an option for a ten-year renewal. The annual lease payment for the initial lease term is $900,000 per annum and is dedicated to the mortgage to be held by Barclay's Bank. Valtur is required under the lease agreement to add to the facility 59 rooms by December 1997.

     Real Estate, California, Mexico

     a) The company owns 54 acres of land on the pacific coast of the Baja Peninsula in Mexico. A partnership is being developed with Robert Rosking and Footprints who will begin construction shortly.

3. Longevity MetaCenter Development - Since 1991, the Company has expended significant resources to develop the Longevity Programs and market test the concepts to be used at MetaResorts and Longevity MetaCenters. Accordingly, the Company has incurred significant losses since 1991. Additionally, the Company has access to proprietary software (Lifetime Health Assessment and Monitoring Program and Wellness.Com) which will also be used in the MetaResorts and Longevity MetaCenters and marketed through the Internet as an important tool for health education and longevity.

4. The Company has under consideration joint ventures with two developers to develop three additional MetaResorts that will open in 1998 and another three that will open in 1999.

5. Coccoloba Notes Payable - The Company has received a commitment from Barclay's Bank to provide a ten-year $4,250,000 mortgage loan on the Coccoloba property. Proceeds will be used to retire the existing $3.0 million note on the property and the $1.0 million loan due to the previous owner with the balance available for working capital purposes.

6. Note Payable to Banks - Ten shareholders have extended personal guarantees on notes payable to banks, which are comprised as follows:

          Pioneer Bank                  $450,000
          Bank of America               $150,000
                                        --------
                                        $600,000

7. Subordinated Shareholders Debt. Three shareholders have agreed to subordinate their debt to the other obligations of the corporation as follows:

                                  EXHIBIT 2.16

                         MATERIAL CONTRACTS OF MONTREUX

         Previously Supplied to Alpaca

                                   EXHIBIT 3.4

                        OFFICERS AND DIRECTORS OF ALPACA

President:                    Krista Nielson
Vice President:               Sasha Balliston
Secretary:                    Sasha Balliston
Chief Financial Officer:      Sasha Balliston

Directors:                    Krista Nielson
                              Sasha Balliston

                                  EXHIBIT 8.12

                                     BROKERS

     IPO CONSULTANTS, INC.